Exhibit 10.20

AMENDMENT NO. 3 TO THE SECURITY AGREEMENT

THIS AMENDMENT NO. 3 TO THE SECURITY AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this “Amendment”) dated as of March 19, 2009 by and between Amber Ready, Inc. (formerly Amber Alert Safety Centers, Inc.), a Nevada corporation (the “Company” or the “Debtor”) and John Thomas Bridge & Opportunity Fund, L.P., a Delaware limited partnership (together with its successors and assigns in such capacity, the “Secured Party”), amends that certain Security Agreement, dated December 30, 2008, by and between Debtor and Secured Party, as amended by that certain Amendment Agreement, dated February 18, 2009, and as amended by Amendment No. 2 to the Security Agreement, dated February 25, 2009 (the “Agreement”).

W I T N E S S E T H:

WHEREAS, on the date hereof, Secured Party has agreed to loan Debtor an additional $63,999, in the form of an additional debenture, dated of even date herewith (“Third Bridge Debenture”);

WHEREAS, the Additional Debenture is being acquired by Secured Party pursuant to an additional Purchase Agreement, dated of even date herewith (“Third Bridge Purchase Agreement”)

WHEREAS, Debtor will derive substantial benefit and advantage from the financial accommodations to Debtor set forth in the Third Bridge Purchase Agreement.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.  Capitalized terms used herein without definition and defined in the Additional Purchase Agreement are used herein as defined therein.

Section 2.  The definition of Debenture as used in the Agreement is hereby amended to include the Third Bridge Debenture.

Section 3.  The definition of Purchase Agreement is hereby amended to include the Third Bridge Purchase Agreement.

Section 4.  The definition of Transactional Documents is hereby amended to include the Third Bridge Debenture, the Third Bridge Purchase Agreement and the agreements contemplated therein.

Section 5.  Miscellaneous.

5.1  Governing Law.  This Amendment shall be governed by and construed in accordance with the internal laws and decisions of the State of Texas applicable to contracts made and to be performed in that State, without regard to conflict of law principles thereof that would result in the application of the laws of any jurisdiction other than the State of Texas.

5.2  SUBMISSION TO JURISDICTION; WAIVER OF VENUE; SERVICE OF PROCESS.  (A)  DEBTOR HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR STATE OF TEXAS COURT SITTING IN THE CITY OF HOUSTON, COUNTY OF HARRIS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT AND DEBTOR HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM.  NOTHING HEREIN SHALL LIMIT THE RIGHT OF SECURED PARTY TO BRING PROCEEDINGS AGAINST ANY DEBTOR IN THE COURTS OF ANY OTHER JURISDICTION.  ANY JUDICIAL PROCEEDING BY A DEBTOR AGAINST SECURED PARTY, ANY BUYER OR ANY AFFILIATE THEREOF INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTION WITH THIS AMENDMENT SHALL BE BROUGHT ONLY IN A COURT IN HOUSTON, TEXAS (AND SECURED PARTY AND BUYERS HEREBY SUBMIT TO THE JURISDICTION OF SUCH COURT).  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH ACTION OR PROCEEDING BY MAILING A COPY THEREOF TO SUCH PARTY AT THE ADDRESS FOR NOTICES TO IT IN ACCORDANCE WITH SECTION 5.3 OF  THIS AMENDMENT AND AGREES THAT SUCH NOTICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF.  NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.

5.3  WAIVER OF RIGHT TO TRIAL BY JURY.  DEBTOR AND SECURED PARTY EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE.   DEBTOR AND SECURED PARTY EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY.  WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION  OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AMENDMENT OR ANY PROVISION HEREOF.  THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AMENDMENT.

5.4           Joint and Several.  The obligations, covenants and agreements of Debtor hereunder shall be the joint and several obligations, covenants and agreements of Debtor, whether or not specifically stated herein.

5.5           No Strict Construction.  The language used in this Amendment will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

5.6           Entire Agreement.  This Amendment supersedes all other prior oral or written agreements between Debtor, Secured Party and their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Amendment and the Transaction Documents and instruments referenced herein and therein contain the entire understanding of the parties with respect to the matters covered herein and therein.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

DEBTOR:

AMBER READY, INC., a Nevada corporation

By:	/s/ KAI D. PATTERSON
Name: Kai D. Patterson
Title: Chief Executive Officer

SECURED PARTY:

JOHN THOMAS BRIDGE & OPPORTUNITY FUND, L.P., a Delaware limited partnership

By:	/s/ GEORGE R. JARKESY, JR.
Name: George R. Jarkesy, Jr.
Title: Managing Member of the General Partner

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